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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  January 9, 1997



                             LONGHORN STEAKS, INC.
               (Exact Name of Registrant as Specified in Charter)





         Georgia               0-19924                58-1498312
    ----------------        -------------           -------------
     (State or Other         (Commission            (IRS Employer
     Jurisdiction of         File Number)         Identification No.
     Incorporation)


            8215 Roswell Road, Building 200, Atlanta, Georgia 30350
         -------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                      -------------------------------------
              (Registrant's Telephone Number, including Area Code)

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ITEM 5. OTHER EVENTS.

     On January 9, 1997, Longhorn Steaks, Inc. filed Articles of Amendment with the Secretary of State of Georgia changing its name to Rare Hospitality International, Inc. The Company issued a press release on January 6, 1997, announcing that it would be changing its name and that its trading symbol on The Nasdaq National Market would change to "RARE." A copy of the press release is attached to this report as an exhibit and is incorporated herein by this reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              C.     Exhibits

                     3(i). Amended and Restated Articles of Incorporation of the Registrant, as amended.

                     99.1   Press Released dated January 6, 1997.


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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LONGHORN STEAKS, INC.
                                         (REGISTRANT)



                                         /s/ Anne D. Huemme
                                         ---------------------------
                                         Anne D. Huemme,
                                         Chief Financial Officer




Date: January 17, 1997